IndexIQ ETF Trust
(the “Trust”)

IQ Hedge Multi-Strategy Tracker ETF (QAI)

IQ Hedge Macro Tracker ETF (MCRO)

IQ Hedge Market Neutral Tracker ETF (QMN)

IQ Hedge Long/Short Tracker ETF (QLS)

IQ Hedge Event-Driven Tracker ETF (QED)

IQ U.S. Real Estate Small Cap ETF (ROOF)

IQ Real Return ETF (CPI)

IQ Merger Arbitrage ETF (MNA)

IQ Global Resources ETF (GRES)

IQ Australia Small Cap ETF (KROO)

IQ Canada Small Cap ETF (CNDA)

IQ Global Agribusiness Small Cap ETF (CROP)

IQ Global Oil Small Cap ETF (IOIL)

Supplement dated June 24, 2016
to the Prospectuses dated August 28, 2015

The following is added at the end of the “Distribution and Service Plan” section of each Prospectus.

Wholesaler representatives of NYLIFE Distributors LLC (“NYLIFE Distributors”) communicate with financial intermediary firms on a regular basis to educate financial advisers about the Funds and to encourage the purchase of Fund shares by their clients. NYLIFE Distributors, from its own resources or from those of an affiliate, may absorb the costs and expenses associated with these efforts, which may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law. NYLIFE Distributors, from its own resources or from those of an affiliate, provides compensation to its wholesaler representatives for their sales efforts in promoting sales of the Funds, which may vary based on the Funds being promoted and/or which financial intermediary firms and/or financial advisers are involved in selling Fund shares or are listed on Fund accounts.

Investors Should Retain This Supplement for Future Reference

ME16a-06/16